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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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Date of report (Date of earliest event reported)  August 13, 2002
                                                  ------------------------------

                         THE FIRST AMERICAN CORPORATION
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             (Exact Name of the Registrant as Specified in Charter)

California                            0-3658                    95-1068610
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(State or Other Jurisdiction       (Commission                (IRS Employer
of Incorporation)                   File Number)            Identification No.)

1 First American Way, Santa Ana, California                    92707-5913
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code  (714) 800-3000
                                                    ----------------------------

                                Not Applicable.
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 9.   Regulation FD Disclosure

          On August 12, 2002, the principal executive officer and principal financial officer of The First American Corporation each signed the statement under oath as required by the Securities and Exchange Commission Order No. 4-460 of June 27, 2002. These statements were filed with the Securities and Exchange Commission on August 13, 2002. Conformed copies of the statements under oath are attached hereto as exhibits 99.1 and 99.2.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               THE FIRST AMERICAN CORPORATION



Date: August 13, 2002                    By:       /s/ Kenneth D. DeGiorgio
                                            -----------------------------------
                                            Name:   Kenneth D. DeGiorgio
                                            Title:  Vice President and
                                                    Associate General Counsel